MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND

STRATEGIC
         Performance


Annual Report
October 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                          #10437 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper

MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND


Officers and Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Municipal Intermediate Term Fund, October 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three months ended October 31, 1997, long-term tax-exempt bond yields, as measured by Municipal Market Data, rose slightly. On a weekly basis, bond yields were buffeted by alternating strong and weak economic indicators. The general financial environment has remained one of solid economic growth with few or no inflationary pressures. However, economic growth had remained strong enough to suggest that the Federal Reserve Board (FRB) might soon be obligated to raise short-term interest rates. Such action would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. Over the last three months, long-term municipal bond yields have risen approximately ten basis points (0.10%) to 5.60%.

Similarly, long-term US Treasury bond yields generally moved higher during most of the October quarter. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, five-year US Treasury bond yields declined nearly 15 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large issues have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds, any further pressure on the municipal market may represent an attractive investment opportunity.

Fiscal Year in Review
For the fiscal year ended October 31, 1997, Merrill Lynch Municipal Intermediate Term Fund's positive performance can be attributed largely to our fully invested position. This strategy enabled the Fund to capture the positive price movement resulting from lower intermediate-term interest rates. As a result, the Fund had a higher total return and yield than the Lipper Analytical Intermediate Municipal Open End Funds Average.

During the last three months of the fiscal year ended October 31, 1997, we maintained the strategy we had established in late July. This strategy consisted of temporarily decreasing the Fund's duration and increasing its cash reserve level in anticipation of a large addition of new-issue supply coming to market, which would likely result in a readjustment to higher yields in the intermediate-term range. We essentially maintained this strategy until late September, when our outlook became positive toward the market and we believed that risk was biased toward lower rather than higher interest rates. At that time, we adopted a more aggressive portfolio strategy by reducing the Fund's cash reserve level and increasing the Fund's duration with the purchase of higher-couponed issues with extended call protection in high tax states.

Looking ahead, we expect to remain fully invested into the January quarter in order to seek to enhance the Fund's dividend yield and performance. We believe that the turmoil in the world equity markets in October makes it very unlikely that the FRB will raise interest rates during the remainder of 1997 and early 1998.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Intermediate Term Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

December 4, 1997



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.







Performance
Summary --
Class A Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/31/88 -- 12/31/88     $9.45       $9.29          --              $0.117           - 0.45%
1989                      9.29        9.41          --               0.606           + 8.07
1990                      9.41        9.31          --               0.594           + 5.45
1991                      9.31        9.73          --               0.597           +11.28
1992                      9.73        9.89          --               0.582           + 7.88
1993                      9.89       10.42          --               0.538           +11.04
1994                     10.42        9.52          --               0.521           - 3.69
1995                      9.52       10.13          --               0.519           +12.13
1996                     10.13        9.99          --               0.470           + 3.39
1/1/97 -- 10/31/97        9.99       10.23          --               0.362           + 6.23
                                                              Total $4.906
                                             Cumulative total return as of 10/31/97: +79.38%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Performance
Summary --
Class B Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed     Dividends Paid*     % Change**
11/26/86 -- 12/31/86    $10.00       $9.94          --              $0.030           - 0.10%
1987                      9.94        9.27          --               0.579           - 1.09
1988                      9.27        9.29          --               0.564           + 6.43
1989                      9.29        9.41          --               0.577           + 7.74
1990                      9.41        9.31          --               0.566           + 5.14
1991                      9.31        9.73          --               0.568           +10.94
1992                      9.73        9.89          --               0.552           + 7.55
1993                      9.89       10.42          --               0.507           +10.71
1994                     10.42        9.52          --               0.490           - 3.99
1995                      9.52       10.13          --               0.488           +11.79
1996                     10.13        9.99          --               0.438           + 3.07
1/1/97 -- 10/31/97        9.99       10.23          --               0.336           + 5.95
                                                              Total $5.695
                                             Cumulative total return as of 10/31/97: +84.42%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary --
Class C Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94     $9.70       $9.52          --              $0.093           - 0.89%
1995                      9.52       10.13          --               0.493           +11.84
1996                     10.13        9.99          --               0.436           + 3.04
1/1/97 -- 10/31/97        9.99       10.23          --               0.335           + 5.93
                                                              Total $1.357
                                             Cumulative total return as of 10/31/97: +21.00%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary --
Class D Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94     $9.70       $9.52          --              $0.100           - 0.81%
1995                      9.52       10.13          --               0.509           +12.02
1996                     10.13        9.99          --               0.460           + 3.29
1/1/97 -- 10/31/97        9.99       10.23          --               0.354           + 6.14
                                                              Total $1.423
                                             Cumulative total return as of 10/31/97: +21.82%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Class A and
Class B Shares
Total Return
Based on a
$10,000
Investment

[GRAPHIC OMITTED]
A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/31/88**          10/97
ML Municipal Intermediate Term Fund+--
Class A Shares*                           $9,900            $17,760
Lehman Brothers Municipal
Bond Index++                             $10,000            $20,288

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                          10/87              10/97
ML Municipal Intermediate Term Fund+--
Class B Shares*                          $10,000            $19,335
Lehman Brothers Municipal
Bond Index++                             $10,000            $23,244

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.


Class A and
Class B Shares
Average Annual
Total Return
                                   % Return Without     % Return With
                                     Sales Charge       Sales Charge**
Class A Shares*
Year Ended 9/30/97                       +8.47%             +7.39%
Five Years Ended 9/30/97                 +5.97              +5.76
Inception (10/31/88) through 9/30/97     +6.73              +6.61

*  Maximum sales charge is 1%.
** Assuming maximum sales charge.

                                        % Return           % Return
                                      Without CDSC        With CDSC**
Class B Shares*
Year Ended 9/30/97                       +8.13%             +7.13%
Five Years Ended 9/30/97                 +5.64              +5.64
Ten Years Ended 9/30/97                  +6.83              +6.83

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


Class C and
Class D Shares
Total Return
Based on a
$10,000
Investment

[GRAPHIC OMITTED]
A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**          10/97
ML Municipal Intermediate Term Fund+--
Class C Shares*                          $10,000            $12,100
ML Municipal Intermediate Term Fund+--
Class D Shares*                           $9,900            $12,060
Lehman Brothers Municipal
Bond Index++                             $10,000            $13,169

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.

Class C and
Class D Shares
Average Annual
Total Return
                                        % Return           % Return
                                      Without CDSC        With CDSC**
Class C Shares*
Year Ended 9/30/97                       +8.00%             +7.00%
Inception (10/21/94) through 9/30/97     +6.53              +6.53

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without     % Return With
                                     Sales Charge       Sales Charge**
Class D Shares*
Year Ended 9/30/97                       +8.36%             +7.28%
Inception (10/21/94) through 9/30/97     +6.80              +6.44

*  Maximum sales charge is 1%.
** Assuming maximum sales charge.




Recent
Performance
Results
                                                                              12 Month     3 Month
                                             10/31/97   7/31/97   10/31/96    % Change     % Change
Class A Shares*                               $10.23    $10.32     $9.94       +2.92%       -0.87%
Class B Shares*                                10.23     10.32      9.93       +3.02        -0.87
Class C Shares*                                10.23     10.31      9.93       +3.02        -0.78
Class D Shares*                                10.23     10.31      9.94       +2.92        -0.78
Class A Shares -- Total Return*                                                +7.59(1)     +0.22(2)
Class B Shares -- Total Return*                                                +7.35(3)     +0.14(4)
Class C Shares -- Total Return*                                                +7.34(5)     +0.23(6)
Class D Shares -- Total Return*                                                +7.48(7)     +0.29(8)
Class A Shares -- Standardized 30-day Yield     4.08%
Class B Shares -- Standardized 30-day Yield     3.81%
Class C Shares -- Standardized 30-day Yield     3.79%
Class D Shares -- Standardized 30-day Yield     3.98%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.452 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.420 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.418 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.442 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.114 per share ordinary income dividends.





                                                                 Merrill Lynch Municipal Intermediate Term Fund, October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                        S&P       Moody's    Face                                                                          Value
STATE                   Ratings   Ratings   Amount    Issue                                                              (Note 1a)

Alaska -- 3.6%          AAA      Aaa       $4,000     Alaska, Industrial Development and Export Authority, Refunding
                                                      (Revolving Fund), AMT, Series A, 5.60% due 4/01/2009 (d)              $4,147
                                                      Alaska, Student Loan Revenue Bonds (Student Loan Corp.), AMT,
                                                      Series A (c):
                        AAA      Aaa        1,500     5.45% due 7/01/2009                                                    1,540
                        AAA      Aaa        2,250     5.65% due 7/01/2012                                                    2,304

Arizona -- 1.0%         NR*      NR*        2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project),
                                                      AMT, 6.70% due 3/01/2020                                               2,175

California -- 21.2%                                   California State, GO:
                        A+       A1         7,855     6% due 10/01/2008                                                      8,726
                        A+       A1         7,305     6% due 10/01/2009                                                      8,114
                        A-       Baa3      10,000     Northern California Power Agency, Public Power Revenue
                                                      Refunding Bonds (Geothermal Project No. 3), Series A,
                                                      5.65% due 7/01/2007                                                   10,415
                        AAA      Aaa        4,000     Oxnard, California, Financing Authority, Solid Waste Revenue
                                                      Bonds, AMT, 5.75% due 5/01/2010 (c)                                    4,243
                        BBB-     Baa2       1,305     Riverside County, California, Public Financing Authority,
                                                      Tax Allocation Revenue Bonds (Redevelopment Project),
                                                      Series A, 5.20% due 10/01/2011                                         1,309
                        SP1+     VMIG1+     7,500     Santa Clara County, California, TRAN, 4.75% due 10/01/1998             7,562
                        AAA      Aaa        6,000     University of California, Hospital Revenue Bonds (Davis Medical
                                                      Center), 5.60% due 7/01/2009 (c)                                       6,389

Colorado -- 0.6%        A        NR*        1,225     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                      Bonds (Downtown Denver), AMT, Series A, 7.25% due 9/01/2017            1,348

District of             A1+      VMIG1+     5,200     District of Columbia, General Fund Recovery Bonds, VRDN, UT,
Columbia -- 4.6%                                      Series B-3, 3.80% due 6/01/2003 (a)                                    5,200
                        AAA      Aaa        4,700     District of Columbia, Refunding, UT, Series A, 5.375% due
                                                      6/01/2010 (c)                                                          4,803

Florida -- 1.8%         AAA      Aaa        3,500     Dade County, Florida, Educational Facilities Authority,
                                                      Exchangeable Revenue Bonds (University of Miami), 7.65% due
                                                      4/01/2010 (d)                                                          3,823
                        A1+      VMIG1+       200     Martin County, Florida, PCR, Refunding (Florida Power &
                                                      Light Company Project), VRDN, 3.65% due 9/01/2024 (a)                    200

Georgia -- 0.6%         A1       NR*        1,400     Burke County, Georgia, Development Authority, PCR, Refunding
                                                      (Georgia Power Company -- Plant Vogtle Project), VRDN, 3.65%
                                                      due 9/01/2026 (a)                                                      1,400

Hawaii -- 3.5%          AAA      Aaa        5,000     Hawaii State Refunding, GO, 6% due 3/01/2009 (e)                       5,547
                        AAA      Aaa        2,000     Honolulu, Hawaii, City and County Revenue Refunding Bonds, Series C,
                                                      5.50% due 11/01/2010 (e)                                               2,101

Illinois -- 3.8%                                      Illinois Health Facilities Authority Revenue Bonds:
                        AAA      Aaa        2,500     Refunding (Lutheran General Health), Series C, 7% due 4/01/2008 (f)    2,942
                        NR*      VMIG1+     3,900     (Resurrection Health Care System), VRDN, 3.75% due 5/01/2011 (a)       3,900
                        AAA      Aaa        1,425     University of Illinois, COP, Series A, 7.25% due 8/15/2000 (f)         1,541

Indiana -- 3.8%         AAA      Aaa        4,175     Central High School Building Corp., Indiana, Refunding (First
                                                      Mortgage), 5.50% due 8/01/2010 (c)                                     4,340
                        AAA      NR*        3,420     Indianapolis, Indiana, Gas Utility Revenue Bonds, Junior Lien,
                                                      7% due 6/01/2008 (h)                                                   3,913

Maine -- 2.4%           NR*      A          2,670     Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                      Refunding Bonds, AMT, Series 1991, 6.90% due 11/01/2003                2,798
                                                      Maine State Turnpike Authority, Turnpike Revenue Bonds (d):
                        AAA      Aaa        1,000     7.125% due 7/01/2008                                                   1,200
                        AAA      Aaa        1,000     7.50% due 7/01/2009                                                    1,242

Massachusetts --        AAA      Aaa        2,000     Massachusetts State Port Authority Revenue Bonds, AMT, Series A,
2.1%                                                  7.375% due 7/01/2010 (e)                                               2,169
                        NR*      Aaa        2,500     Massachusetts State Turnpike Authority, Western Turnpike Revenue
                                                      Bonds, Series A, 5.55% due 1/01/2017 (d)                               2,549

Michigan -- 1.0%        NR*      A          1,000     Michigan Higher Education, Student Loan Authority Revenue Bonds,
                                                      AMT, Series XIV-A, 6.75% due 10/01/2006                                1,075
                        A        A2         1,000     Michigan State Hospital Finance Authority, Revenue Refunding
                                                      Bonds (Detroit Medical Center Obligation Group), Series A, 6.375%
                                                      due 8/15/2009                                                          1,073

New York -- 18.4%       NR*      Aaa        2,995     Nassau County, New York, General Improvement, UT, Series X, 5.10%
                                                      due 11/01/2009 (c)                                                     3,046
                        BBB+     Baa1      10,000     New York City, New York, GO, Series D, 5.40% due 8/01/2011            10,003
                        BBB+     Baa1       5,000     New York City, New York, Refunding, UT, Series D, 6.50% due
                                                      11/01/2009                                                             5,599
                                                      New York State Dormority Authority, Revenue Refunding Bonds
                                                      (State University Educational Facilities):
                        A-       A3         3,000     5.50% due 5/15/2009                                                    3,125
                        A-       A3         3,000     5% due 5/15/2012                                                       2,924
                        AA-      Aa3        8,000     New York State Thruway Authority, General Revenue Bonds, Series D,
                                                      5.40% due 1/01/2010                                                    8,296
                                                      United Nations Development Corporation, New York, Revenue Refunding
                                                      Bonds, Series B:
                        NR*      A2         1,000     5.30% due 7/01/2011                                                    1,001
                        NR*      A2         1,000     5.40% due 7/01/2014                                                    1,000
                        AAA      Aaa        5,000     Westchester County, New York, IDA, Resource Recovery Revenue Bonds
                                                      (Westchester Recovery Company Project), AMT, 6% due 7/01/2008 (c)      5,500

Ohio -- 3.1%            AAA      Aaa        2,000     Cleveland, Ohio, COP (Cleveland Stadium Project), 6% due
                                                      11/15/2008 (c)                                                         2,213
                        AAA      Aaa        4,435     Ohio State Turnpike Commission, Turnpike Revenue Bonds, Series A,
                                                      5.50% due 2/15/2010 (d)                                                4,640

Oregon -- 2.9%          AAA      Aaa        2,225     Multnomah County, Oregon, Educational Facilities Revenue
                                                      Refunding Bonds (University of Portland Project), 5.75% due
                                                      4/01/2010 (c)                                                          2,388
                        AAA      Aaa        3,790     Port of Portland, Oregon, International Airport Revenue Bonds
                                                      (Portland International Airport), AMT, Series 11, 5.40% due
                                                      7/01/2008 (e)                                                          3,946

Pennsylvania -- 1.2%    AAA      Aaa        2,500     Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds
                                                      (Pittsburgh International Airport), AMT, Series A, 5.75% due
                                                      1/01/2011 (d)                                                          2,662

Tennessee -- 0.6%       A+       A1         1,360     Tennessee HDA, Mortgage Finance, Refunding, Series A, 5.65% due
                                                      1/01/2007                                                              1,406

Texas -- 1.0%           NR*      VMIG1+       600     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                                      (CITGO Petroleum Corp. Project), VRDN, AMT, 3.85% due 5/01/2025 (a)      600
                        A1+      NR*          500     Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70% due
                                                      12/01/2025 (a)                                                           500
                        NR*      VMIG1+     1,000     Port of Arthur, Texas, Navigational District, PCR, Refunding
                                                      (Texaco Incorporated Project), VRDN, 3.75% due 10/01/2024 (a)          1,000

Virginia -- 1.3%                                      Virginia State, HDA, Commonwealth Mortgage, Series J, Sub-Series J-2:
                        AA+      Aa1        1,365     6.45% due 1/01/2010                                                    1,459
                        AA+      Aa1        1,300     6.50% due 1/01/2011                                                    1,390

Washington -- 16.3%                                   King and Snohomish Counties, Washington, School District No.
                                                      417 (Northshore), Refunding, UT (e):
                        AAA      Aaa        2,720     5.25% due 12/01/2008                                                   2,823
                        AAA      Aaa        2,765     5.25% due 12/01/2009                                                   2,848
                        AA+      Aa1        5,000     King County, Washington, GO, Series D, 5.70% due 12/01/2010            5,373
                                                      King County, Washington, School District No. 216 (Enumclaw) (e):
                        AAA      Aaa        1,000     6.25% due 12/01/2008                                                   1,133
                        AAA      Aaa        1,550     6.25% due 12/01/2009                                                   1,747
                        AA+      Aa1        4,000     Port of Seattle, Washington, GO, AMT, 5.80% due 5/01/2009              4,244
                        AA       Aa         5,395     Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                      Series A, 5.75% due 8/01/2008                                          5,700
                        AAA      Aaa        1,025     Washington State Health Care Facilities Authority, Revenue
                                                      Refunding Bonds (Kadlec Medical Center -- Richland), 5.75% due
                                                      12/01/2005 (c)                                                         1,100
                                                      Washington State Public Power Supply System, Revenue Refunding Bonds:
                        AA-      Aa1        2,200     (Nuclear Project No. 2), Series B, 5.20% due 7/01/2011                 2,197
                        AAA      Aaa        5,250     (Nuclear Project No. 3), Series A, 5.50% due 7/01/2007 (c)             5,539
                        AAA      Aaa        3,015     (Nuclear Project No. 3), Series A, 5.60% due 7/01/2008 (c)             3,194

West Virginia -- 2.5%   AAA      Aaa        5,000     West Virginia, School Building Authority, Revenue Refunding
                                                      Bonds (Capital Improvement), 6% due 7/01/2008 (c)                      5,544

Wisconsin -- 4.4%       A+       A1         7,500     Kenosha, Wisconsin, Waterworks Revenue Bonds, BAN, 4.70% due
                                                      12/01/2001                                                             7,528
                        AA       Aa2        2,000     Wisconsin State Housing and Economic Development Authority,
                                                      Home Ownership Revenue Bonds, AMT, Series F, 7.40% due 7/01/2013 (b)   2,163

Puerto Rico -- 1.9%     A1+      Baa1       3,950     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                      Highway Revenue Bonds, RITES, Series X, 6.135% due 7/01/2005 (g)       4,231
                                                                                                                          --------

                        Total Investments (Cost -- $221,142) -- 103.6%                                                     228,150
                        Liabilities in Excess of Other Assets -- (3.6%)                                                     (7,995)
                                                                                                                          --------
                        Net Assets -- 100.0%                                                                              $220,155
                                                                                                                          ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) FHA Insured.
(c) AMBAC Insured.
(d) MBIA Insured.
(e) FGIC Insured.
(f) FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(h) Escrowed to maturity.
  * Not Rated.
  + Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
BAN     Bond Anticipation Notes
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RITES   Residual Interest Tax-Exempt Securities
TRAN    Tax Revenue Anticipation Notes
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
              As of October 31, 1997
Assets:       Investments, at value (identified cost -- $221,141,878) (Note 1a)                                       $228,150,169
              Cash                                                                                                          59,751
              Receivables:
              Securities sold                                                                             $10,645,688
              Interest                                                                                      3,241,146
              Beneficial interest sold                                                                        312,184   14,199,018
                                                                                                          -----------
              Prepaid registration fees and other assets (Note 1e)                                                          69,539
                                                                                                                      ------------
              Total assets                                                                                             242,478,477
                                                                                                                      ------------

Liabilities:  Payables:
              Securities purchased                                                                        21,637,680
              Beneficial interest redeemed                                                                   241,502
              Dividends to shareholders (Note 1f)                                                            148,899
              Investment adviser (Note 2)                                                                    109,255
              Distributor (Note 2)                                                                            31,828    22,169,164
                                                                                                         -----------
              Accrued expenses and other liabilities                                                                       154,345
                                                                                                                      ------------
              Total liabilities                                                                                         22,323,509
                                                                                                                      ------------

Net Assets:   Net assets                                                                                              $220,154,968
                                                                                                                      ============

Net Assets    Class A Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                $700,448
Consist of:   Class B Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                 923,998
              Class C Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                  59,741
              Class D Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                 467,312
              Paid-in capital in excess of par                                                                         213,466,723
              Accumulated realized capital losses on investments -- net (Note 5)                                        (2,471,545)
              Unrealized appreciation on investments -- net                                                              7,008,291
                                                                                                                      ------------
              Net assets                                                                                              $220,154,968
                                                                                                                      ============

Net Asset     Class A -- Based on net assets of $71,683,923 and 7,004,483 shares of beneficial
Value:        interest outstanding                                                                                          $10.23
                                                                                                                      ============

              Class B -- Based on net assets of $94,551,670 and 9,239,983 shares of beneficial
              interest outstanding                                                                                          $10.23
                                                                                                                      ============

              Class C -- Based on net assets of $6,110,349 and 597,406 shares of beneficial
              interest outstanding                                                                                          $10.23
                                                                                                                      ============

              Class D -- Based on net assets of $47,809,026 and 4,673,117 shares of beneficial
              interest outstanding                                                                                          $10.23
                                                                                                                      ============

              See Notes to Financial Statements.





STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 1997
Investment            Interest and amortization of premium and discount earned                               $11,223,721
Income (Note 1d):

Expenses:             Investment advisory fees (Note 2)                                  $1,182,951
                      Account maintenance and distribution fees -- Class B (Note 2)         353,316
                      Transfer agent fees -- Class B (Note 2)                               129,568
                      Registration fees (Note 1e)                                           104,098
                      Printing and shareholder reports                                       74,178
                      Accounting services (Note 2)                                           55,190
                      Professional fees                                                      48,913
                      Transfer agent fees -- Class A (Note 2)                                46,471
                      Account maintenance fees -- Class D (Note 2)                           39,032
                      Transfer agent fee -- Class D (Note 2)                                 35,575
                      Account maintenance and distribution fees -- Class C (Note 2)          20,384
                      Trustees' fees and expenses                                            14,861
                      Custodian fees                                                         12,852
                      Pricing fees                                                            9,597
                      Transfer agent fees -- Class C (Note 2)                                 8,599
                      Other                                                                   7,407
                                                                                         ----------
                      Total expenses                                                                           2,142,992
                                                                                                             -----------
                      Investment income -- net                                                                 9,080,729
                                                                                                             -----------

Realized &            Realized gain on investments  --  net                                                    4,147,015
Unrealized Gain on    Change in unrealized appreciation on investments  --  net                                2,357,789
Investments -- Net                                                                                           -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                   $15,585,533
                                                                                                             ===========
                      See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended October 31,
                        Increase (Decrease) in Net Assets:                                            1997           1996

Operations:             Investment income -- net                                                   $9,080,729    $10,224,192
                        Realized gain on investments -- net                                         4,147,015        154,528
                        Change in unrealized appreciation/depreciation on investments -- net        2,357,789     (1,703,506)
                                                                                                 ------------   ------------
                        Net increase in net assets resulting from operations                       15,585,533      8,675,214
                                                                                                 ------------   ------------

Dividends to            Investment income -- net:
Shareholders            Class A                                                                    (2,263,578)    (1,611,220)
(Note 1f):              Class B                                                                    (4,858,261)    (7,875,619)
                        Class C                                                                      (278,427)      (341,198)
                        Class D                                                                    (1,680,463)      (396,155)
                                                                                                 ------------   ------------
                        Net decrease in net assets resulting from dividends to shareholders        (9,080,729)   (10,224,192)
                                                                                                 ------------   ------------

Beneficial Interest     Net decrease in net assets derived from beneficial interest transactions   (2,831,837)   (12,064,882)
Transactions (Note 4):                                                                           ------------   ------------

Net Assets:             Total increase (decrease) in net assets                                     3,672,967    (13,613,860)
                        Beginning of year                                                         216,482,001    230,095,861
                                                                                                 ------------   ------------
                        End of year                                                              $220,154,968   $216,482,001
                                                                                                 ============   ============

                        See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                         Class A
                    from information provided in the financial statements.                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:                       1997      1996        1995      1994       1993

Per Share           Net asset value, beginning of year                           $9.94     $10.00      $9.62     $10.39      $9.70
Operating                                                                      -------    -------    -------    -------    -------
Performance:        Investment income -- net                                       .45        .48        .53        .52        .54
                    Realized and unrealized gain (loss) on investments -- net      .29       (.06)       .38       (.77)       .69
                                                                               -------    -------    -------    -------    -------
                    Total from investment operations                               .74        .42        .91       (.25)      1.23
                                                                               -------    -------    -------    -------    -------
                    Less dividends from investment income -- net                  (.45)      (.48)      (.53)      (.52)      (.54)
                                                                               -------    -------    -------    -------    -------
                    Net asset value, end of year                                $10.23      $9.94     $10.00      $9.62     $10.39
                                                                               =======    =======    =======    =======    =======

Total Investment    Based on net asset value per share                            7.59%      4.27%      9.69%     (2.49%)    13.01%
Return:*                                                                       =======    =======    =======    =======    =======

Ratios to Average   Expenses                                                       .79%       .81%       .81%       .76%       .75%
Net Assets:                                                                    =======    =======    =======    =======    =======
                    Investment income -- net                                      4.40%      4.79%      5.36%      5.19%      5.35%
                                                                               =======    =======    =======    =======    =======
Supplemental        Net assets, end of year (in thousands)                     $71,684    $30,353    $34,970    $27,653    $24,173
Data:                                                                          =======    =======    =======    =======    =======
                    Portfolio turnover                                          167.41%    146.82%    115.78%     52.56%     83.66%
                                                                               =======    =======    =======    =======    =======




                    The following per share data and ratios have been derived                         Class B
                    from information provided in the financial statements.                  For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:                       1997      1996        1995      1994        1993

Per Share           Net asset value, beginning of year                           $9.93     $10.00      $9.62     $10.39      $9.69
Operating                                                                      -------    -------    -------    -------    -------
Performance:        Investment income -- net                                       .41        .44        .50        .49        .51
                    Realized and unrealized gain (loss) on investments -- net      .30       (.07)       .38       (.77)       .70
                                                                               -------    -------    -------    -------    -------
                    Total from investment operations                               .71        .37        .88       (.28)      1.21
                                                                               -------    -------    -------    -------    -------
                    Less dividends from investment income -- net                  (.41)      (.44)      (.50)      (.49)      (.51)
                                                                               -------    -------    -------    -------    -------
                    Net asset value, end of year                                $10.23      $9.93     $10.00      $9.62     $10.39
                                                                               =======    =======    =======    =======    =======

Total Investment    Based on net asset value per share                            7.35%      3.84%      9.34%     (2.79%)    12.78%
Return:*                                                                       =======    =======    =======    =======    =======

Ratios to Average   Expenses                                                      1.11%      1.13%      1.13%      1.07%      1.06%
Net Assets:                                                                    =======    =======    =======    =======    =======
                    Investment income -- net                                      4.13%      4.47%      5.05%      4.87%      5.07%
                                                                               =======    =======    =======    =======    =======
Supplemental        Net assets, end of year (in thousands)                     $94,552   $169,441   $181,640   $142,152   $158,061
Data:                                                                          =======    =======    =======    =======    =======
                    Portfolio turnover                                          167.41%    146.82%    115.78%     52.56%     83.66%
                                                                               =======    =======    =======    =======    =======

                  * Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.





                                                                                                         Class C
                                                                                                                      For the
                    The following per share data and ratios have been derived                                          Period
                    from information provided in the financial statements.                  For the Year            Oct. 21, 1994+
                                                                                          Ended October 31,           to Oct. 31,
                    Increase (Decrease) in Net Asset Value:                           1997      1996        1995         1994

Per Share           Net asset value, beginning of period                             $9.93     $10.00      $9.62        $9.70
Operating                                                                          -------    -------    -------      -------
Performance:        Investment income -- net                                           .41        .44        .50          .01
                    Realized and unrealized gain (loss) on investments -- net          .30       (.07)       .38         (.08)
                                                                                   -------    -------    -------      -------
                    Total from investment operations                                   .71        .37        .88         (.07)
                                                                                   -------    -------    -------      -------
                    Less dividends from investment income -- net                      (.41)      (.44)      (.50)        (.01)
                                                                                   -------    -------    -------      -------
                    Net asset value, end of period                                  $10.23      $9.93     $10.00        $9.62
                                                                                   =======    =======    =======      =======

Total Investment    Based on net asset value per share                                7.34%      3.82%      9.36%        (.71%)++++
Return:**                                                                          =======    =======    =======      =======

Ratios to Average   Expenses                                                          1.13%      1.15%      1.01%        1.18%*
Net Assets:                                                                        =======    =======    =======      =======
                    Investment income -- net                                          4.10%      4.44%      4.76%        4.92%*
                                                                                   =======    =======    =======      =======

Supplemental        Net assets, end of period (in thousands)                        $6,110     $8,313     $6,485           $1
Data:                                                                              =======    =======    =======      =======
                    Portfolio turnover                                              167.41%    146.82%    115.78%       52.56%
                                                                                   =======    =======    =======      =======




                                                                                                         Class D
                                                                                                                     For the
                    The following per share data and ratios have been derived                                         Period
                    from information provided in the financial statements.                   For the Year         Oct. 21, 1994+
                                                                                           Ended October 31,        to Oct. 31,
                    Increase (Decrease) in Net Asset Value:                           1997      1996        1995       1994

Per Share           Net asset value, beginning of period                             $9.94     $10.00      $9.62      $9.70
Operating                                                                          -------    -------    -------    -------
Performance:        Investment income -- net                                           .44        .47        .52        .01
                    Realized and unrealized gain (loss) on
                    investments -- net                                                 .29       (.06)       .38       (.08)
                                                                                   -------    -------    -------    -------
                    Total from investment operations                                   .73        .41        .90       (.07)
                                                                                   -------    -------    -------    -------
                    Less dividends from investment income -- net                      (.44)      (.47)      (.52)      (.01)
                                                                                   -------    -------    -------    -------
                    Net asset value, end of period                                  $10.23      $9.94     $10.00      $9.62
                                                                                   =======    =======    =======    =======

Total Investment    Based on net asset value per share                                7.48%      4.17%      9.58%      (.71%)++++
Return:**                                                                          =======    =======    =======    =======

Ratios to Average   Expenses                                                           .89%       .91%       .90%       .97%*
Net Assets:                                                                        =======    =======    =======    =======
                    Investment income -- net                                          4.31%      4.68%      5.12%      5.20%*
                                                                                   =======    =======    =======    =======

Supplemental        Net assets, end of period (in thousands)                       $47,809     $8,375     $7,000        $70
Data:                                                                              =======    =======    =======    =======
                    Portfolio turnover                                              167.41%    146.82%    115.78%     52.56%
                                                                                   =======    =======    =======    =======

               *    Annualized.
               **   Total investment returns exclude the effects of sales loads.
               +    Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Municipal Intermediate Term Fund, October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account          Distribution
            Maintenance Fee          Fee
Class B          0.20%              0.10%
Class C          0.20%              0.10%
Class D          0.10%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S
Class A          $104     $1,427
Class D          $308     $3,677

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $397,577 and $2,041 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended October 31, 1997 were $333,231,913 and $336,225,039, respectively.

Net realized and unrealized gains as of October 31, 1997, were as follows:
                                Realized       Unrealized
                                 Gains           Gains
Long-term investments          $4,147,015      $6,999,164
Short-term investments                 --           9,127
                              -----------      ----------
Total                          $4,147,015      $7,008,291
                              ===========      ==========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,008,291, of which $7,045,622 related to appreciated securities and $37,331 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $221,141,878.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,831,837 and $12,064,882 for the years ended October 31, 1997 and October 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                          Dollar
Ended October 31, 1997                Shares         Amount
Shares sold                          6,709,488    $67,140,511
Shares issued to shareholders
in reinvestment of dividends           131,599      1,326,752
                                    ----------    -----------
Total issued                         6,841,087     68,467,263
Shares redeemed                     (2,891,728)   (28,944,364)
                                    ----------    -----------
Net increase                         3,949,359    $39,522,899
                                    ==========    ===========


Class A Shares for the Year                          Dollar
Ended October 31, 1996                Shares         Amount
Shares sold                            716,582     $7,149,811
Shares issued to shareholders
in reinvestment of dividends            83,630        831,199
                                    ----------    -----------

Total issued                           800,212      7,981,010
Shares redeemed                     (1,241,561)   (12,339,524)
                                    ----------    -----------

Net decrease                          (441,349)   $(4,358,514)
                                    ==========    ===========

Class B Shares for the Year                          Dollar
Ended October 31, 1997                Shares         Amount
Shares sold                          2,459,944    $24,587,970
Shares issued to shareholders
in reinvestment of dividends           298,447      2,996,372
                                    ----------    -----------
Total issued                         2,758,391     27,584,342
Automatic conversion of shares.     (4,335,272)   (43,314,661)
Shares redeemed                     (6,240,186)   (62,481,421)
                                    ----------    -----------
Net decrease                        (7,817,067)  $(78,211,740)
                                    ==========    ===========

Class B Shares for the Year                          Dollar
Ended October 31, 1996                Shares         Amount
Shares sold                          2,647,311    $26,325,018
Shares issued to shareholders
in reinvestment of dividends           463,232      4,602,453
                                    ----------    -----------
Total issued                         3,110,543     30,927,471
Automatic conversion of shares.        (68,180)      (673,631)
Shares redeemed                     (4,149,275)   (41,273,703)
                                    ----------    -----------
Net decrease                        (1,106,912)  $(11,019,863)
                                    ==========    ===========

Class C Shares for the Year                          Dollar
Ended October 31, 1997                Shares         Amount
Shares sold                            263,377     $2,624,458
Shares issued to shareholders
in reinvestment of dividends            22,330        224,277
                                    ----------    -----------
Total issued                           285,707      2,848,735
Shares redeemed                       (525,342)    (5,253,237)
                                    ----------    -----------
Net decrease                          (239,635)   $(2,404,502)
                                    ==========    ===========

Class C Shares for the Year                          Dollar
Ended October 31, 1996                Shares         Amount
Shares sold                            404,511     $4,024,375
Shares issued to shareholders
in reinvestment of dividends            27,533        273,233
                                    ----------    -----------
Total issued                           432,044      4,297,608
Shares redeemed                       (243,648)    (2,423,566)
                                    ----------    -----------
Net increase                           188,396     $1,874,042
                                    ==========    ===========

Class D Shares for the Year                          Dollar
Ended October 31, 1997                Shares         Amount
Shares sold                            339,568     $3,413,939
Shares issued to shareholders
in reinvestment of dividends            76,475        769,028
Automatic conversion of shares       4,335,272     43,314,661
                                    ----------    -----------
Total issued                         4,751,315     47,497,628
Shares redeemed.                      (921,079)    (9,236,122)
                                    ----------    -----------
Net increase                         3,830,236    $38,261,506
                                    ==========    ===========

Class D Shares for the Year                          Dollar
Ended October 31, 1996                Shares         Amount
Shares sold                            390,259     $3,907,908
Shares issued to shareholders
in reinvestment of dividends            21,768        216,202
Automatic conversion of shares          68,171        673,631
                                    ----------    -----------
Total issued                           480,198      4,797,741
Shares redeemed                       (337,194)    (3,358,288)
                                    ----------    -----------
Net increase                           143,004     $1,439,453
                                    ==========    ===========

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $1,703,000, of which $1,434,000 expires in 2003 and $269,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Municipal Intermediate Term Fund of
Merrill Lynch Municipal Series Trust:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
December 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.